Exhibit 10.95

FIRST AMENDMENT TO THE

CONSULTING AGREEMENT

BETWEEN

FOSTER WHEELER INC.

AND

RAYMOND J. MILCHOVICH

THIS FIRST AMENDMENT to the Consulting Agreement between Foster Wheeler Inc. (the “Company”) and Raymond J. Milchovich (the “Consultant”) dated as of March 15, 2010 (the “Agreement”) is made and entered into effective as of November 1, 2011.

WITNESSETH

WHEREAS, the Company and the Consultant heretofore entered into the Agreement; and

WHEREAS, the parties each desire to amend the Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, and in further consideration of the following mutual promises, covenants, and undertakings, the Company and the Consultant hereby mutually agree to amend the Agreement as follows:

1. Section 2.1 is hereby revised to replace the words “November 3, 2011” with the words “November 14, 2011”.

2. The parties agree that after November 3, 2011 (a) no further Consulting Fees or allowances, shall be earned, (b) that any prorated Incentive Fee for services rendered during 2011 shall be calculated as if November 3, 2011 was the last date upon which the Consultant provided Consulting Services, and (c) that Consultant shall earn no other compensation or remuneration under the Agreement other than that he shall continue to vest in his outstanding equity through November 14, 2011.

3. All other terms and conditions of the Agreement not expressly modified by this Amendment remain valid and unchanged, and all terms not defined in this Amendment shall have the same meaning as in the Agreement.

4. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the Company and the Consultant have executed this First Amendment.

FOSTER WHEELER INC.	RAYMOND J. MILCHOVICH

By: /s/ Michelle K. Davies	/s/ Raymond J. Milchovich
Name: Michelle K. Davies
Title: Vice President & General Counsel